Exhibit (24)* to Report
on Form 10-K for Fiscal
Year Ended June 30, 2001
by Parker-Hannifin Corporation

Power of Attorney

*Numbered in accordance with Item 601 of Regulation S-K.

Securities and Exchange Commission
Washington, D.C. 20549

Re: Parker-Hannifin Corporation

        Commission File No. 1-4982
        Annual Report on Form 10-K
        Authorized Representatives

Gentlemen:

Parker-Hannifin Corporation (the "Company") is the issuer of Securities registered under Section 12(b) of the Securities Exchange Act of 1934 (the "Act"). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the following "Authorized Representatives" is authorized on his behalf to sign and to submit to the Securities and Exchange Commission Annual Reports on Form 10-K and amendments thereto as required by the Act:

Authorized Representatives Donald E. Washkewicz Michael J. Hiemstra Dennis W. Sullivan Thomas A. Piraino, Jr.

Each person so signing also confirms the authority of each of the Authorized Representatives named above to do and perform, on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K filing requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority.

		Date			Date

/s/	D. E. Washkewicz	9/12/01	/s/	G. Mazzalupi	9/12/01
	D. E. Washkewicz, Principal			G. Mazzalupi Director
Executive Officer and Director

/s/	M. J. Hiemstra	9/12/01	/s/	K. P. Müller	9/14/01
	M. J. Hiemstra, Principal			K. P. Müller, Director
Financial Officer

/s/	Dana A. Dennis	9/12/01	/s/	Hector R. Ortino	9/14/01
	D. A. Dennis			H. R. Ortino, Director
Principal Accounting Officer

/s/	D. E. Collins	9/12/01	/s/	Allan L. Rayfield	9/24/01
	D. E. Collins, Chairman of			A. L. Rayfield, Director
the Board of Directors

/s/	John G. Breen	9/20/01	/s/	Wolfgang R. Schmitt	9/17/01
	J. G. Breen, Director			W. R. Schmitt, Director

/s/	Paul C. Ely, Jr.	9/13/01	/s/	Debra L. Starnes	9/12/01
	P. C. Ely, Jr., Director			D. L. Starnes, Director

/s/	W. E. Kassling	9/13/01	/s/	D. W. Sullivan	9/12/01
	W. E. Kassling, Director			D. W. Sullivan, Director

/s/	P. W. Likins	9/18/01
P. W. Likins, Director